                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           QUAKER CHEMICAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------

     (5) Total fee paid:
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------

     (3) Filing Party:
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     (4) Date Filed:
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

                          QUAKER CHEMICAL CORPORATION
                      One Quaker Park, 901 Hector Street
                       Conshohocken, Pennsylvania 19428

                               -----------------

Notice of Annual Meeting of Shareholders

================================================================================

TIME:              10:00 A.M., local time, on Wednesday, May 14, 2003

PLACE:             Quaker Chemical Corporation
                   One Quaker Park
                   901 Hector Street
                   Conshohocken, Pennsylvania 19428

ITEMS OF BUSINESS: . To elect four directors.

                   . To approve the 2003 Director Stock Ownership Plan.

                   . To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants to examine and report on our financial statements for the year 2003.

                   . To transact any other business properly brought before the meeting.

WHO MAY VOTE:      You can vote at the meeting or any adjournment(s) of the meeting if you were a shareholder of record at the close of business on March 14, 2003.

ANNUAL REPORT:     A copy of our Summary Annual Report and our Annual Report on Form
                   10-K for the year ended December 31, 2002 is enclosed.

It is important that your shares be represented at the meeting. You are cordially invited to attend the meeting in person. Whether or not you expect to attend in person, you are urged to complete, sign, date, and return the enclosed proxy in the envelope we have enclosed for your convenience; no postage is required if mailed in the United States.

                                          By Order of the Board of Directors
                                          /s/ D. Jeffry Benoliel
                                          D. Jeffry Benoliel
                                          Vice President, Secretary
                                          and General Counsel

Conshohocken, Pennsylvania
March 31, 2003

================================================================================

                          QUAKER CHEMICAL CORPORATION
                      One Quaker Park, 901 Hector Street
                       Conshohocken, Pennsylvania 19428

                               -----------------

                                PROXY STATEMENT

                               -----------------

     This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies on behalf of our Board of Directors for use at our 2003 Annual Meeting of Shareholders, and at any and all adjournments of the meeting, for the purpose of considering and acting upon the matters referred to in the accompanying Notice of Annual Meeting of Shareholders and which are discussed below. The Annual Meeting of Shareholders will be held at the Corporation's headquarters located at One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania 19428, at 10:00 A.M., local time, on May 14, 2003. The terms "we," "our," "us," and "Quaker," as used in this proxy statement, refer to Quaker Chemical Corporation.

     This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about April 7, 2003.

--------------------------------------------------------------------------------

Information Concerning the Annual Meeting

--------------------------------------------------------------------------------

What matters will be voted on at the meeting?

     At the meeting shareholders will vote on three matters:

        .  Election of four nominees to serve on our Board of Directors;

        .  Approval of the adoption of the 2003 Director Stock Ownership Plan;
           and

        . Ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2003.

How does the Board recommend I vote on the proposals?

     The Board recommends that you vote:

        .  FOR each of the four nominees named in this proxy statement;

        .  FOR approval of the 2003 Director Stock Ownership Plan; and

        . FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2003.

Who is entitled to vote?

     Our shareholders of record as of the close of business on March 14, 2003, the record date for the meeting, are entitled to notice of and to vote at the meeting or any adjournments of the meeting.

How do I cast my vote?

     There are two different ways you can cast your vote. You can cast your vote by:

        . marking, signing, and dating a proxy card and returning it in the envelope provided; or

        . attending the meeting and voting in person if you are the registered owner of your shares.

If I have given a proxy, how do I revoke that proxy?

     Your presence at the meeting will not revoke any proxy you may have given. However, you may revoke your proxy at any time (to the extent it has not already been voted at the meeting), but a revocation will not be effective until it is received. Your proxy will be revoked (to the extent it has not already been voted at the meeting) if you:

        . give written notice of the revocation to Quaker's Corporate Secretary, D. Jeffry Benoliel, at One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania 19428, or electronic notice to Mr. Benoliel at jeffry_benoliel@quakerchem.com;

        .  submit a properly signed proxy with a later date; or

        . vote in person at the meeting (if your shares are registered in your name on Quaker's books and not held through a broker, bank or other nominee).

How will my proxy be voted?

     If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or any of the proposals, the shares for which you have given your proxy will, in the absence of your instructions to the contrary, be voted "FOR" each of the nominees named in the proxy, "FOR" approval of the 2003 Director Stock Ownership Plan, and "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2003.

Will my shares be voted if I do not provide my proxy?

     Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm or nominee. Brokerage firms and nominees that are members of the New York Stock Exchange have the authority under the exchange's rules to vote their customers' unvoted shares on certain "routine" matters if the customers have not furnished voting instructions within a specified period prior to the meeting. Under these rules, as currently in effect, the election of directors, approval of the 2003 Director Stock Ownership Plan, and ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year 2003 are considered to be "routine" matters. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

What does it mean if I get more than one proxy card?

     If you have your shares registered in multiple accounts with one or more brokers and/or our transfer agent, you will receive more than one card. Please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

How many votes are needed to elect directors?

     The four nominees receiving the highest number of "FOR" votes will be elected as directors. This is referred to as a plurality.

What if a nominee is unwilling or unable to serve?

     We do not expect that to occur. If it does, proxies will be voted for a substitute nominee designated by our Board of Directors.

How many votes are needed to approve the 2003 Director Stock Ownership Plan or to ratify the selection of PricewaterhouseCoopers LLP to examine and report on our financial statements for the year 2003?

     Each proposal requires that the number of votes cast "FOR" the proposal exceed the number of votes cast "AGAINST" the proposal.

How will abstentions and broker non-votes affect the voting?

     Abstentions and broker non-votes will have no effect on the outcome of the voting on either matter because they will not represent votes cast.

Are dissenters' rights applicable to any of the matters to be voted on at the meeting?

     No. Dissenters' rights do not apply to any of the matters to be voted on at the meeting.

Who will count the vote?

     The Judge of Election appointed at the meeting together with representatives of American Stock Transfer & Trust Company, our transfer agent, will tabulate the votes cast at the meeting.

How many shares can be voted at the meeting?

     As of March 14, 2003, the record date for the meeting, 9,352,004 shares of Quaker common stock were issued and outstanding. Every holder of Quaker common stock is entitled to one vote or ten votes for each share held of record on the record date.

How many votes will I be entitled to cast at the meeting?

     You will be entitled to cast one vote or ten votes for each share of common stock you held on March 14, 2003, the record date for the meeting, depending upon how long you had held the shares as of the record date. As more specifically provided in Article 5 of Quaker's Articles of Incorporation, the number of votes you are entitled to cast at the meeting will be determined as follows:

         Each share which, as of the record date, you had beneficially owned since March 1, 2000 will entitle you to ten votes.

         Each share you acquired after March 1, 2000 will entitle you to one vote, with some exceptions. These exceptions are explained in Appendix A.

     We presume that shares you hold in "street" or "nominee" name, or that are held for your account by a broker, clearing agency, voting trustee, bank, trust company, or other nominee, were acquired by you after March 1, 2000 and, accordingly, entitle you to one vote for each of these shares. You may, however, rebut this "one-vote" presumption by presenting written evidence to us in accordance with the procedures we describe in Appendix A.

What is the total number of votes that may be cast at the meeting?

     Based on the information available to us on March 14, 2003, the holders of 1,962,268 shares of Quaker common stock will be entitled to cast ten votes for each share held and the holders of 7,389,736 shares of Quaker common stock will be entitled to cast one vote for each share held, for a total of 27,012,416 votes. The number of shares that we have indicated are entitled to one vote includes those shares presumed to be entitled to only one vote. Because the holders of these shares may rebut this presumption, the total number of votes that may be cast at the meeting may increase to as many as 93,520,040.

Where can I find more information on the voting procedures for the meeting?

     For additional information on our voting procedures, including the procedures for determining whether a share entitles its holder to one vote or ten votes, and how to rebut the "one-vote" presumption, please refer to Appendix A.

What is a "quorum?"

     The presence of shareholders entitled to cast at least a majority of the votes entitled to be cast on a particular matter will constitute a "quorum" for the purpose of considering that matter. For purposes of determining the presence of a quorum, the votes of a shareholder will be counted if the shareholder is present in person or by proxy. Shares which are the subject of abstentions or broker non-votes will be counted for purposes of determining a quorum.

Who can attend the Annual Meeting?

     All shareholders of Quaker who owned shares of record on March 14, 2003 can attend the meeting.

How will voting on any other business be conducted?

     We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. However, if any other business is presented at the meeting, a proxy in the accompanying form will give authority to Peter A. Benoliel and Ronald J. Naples to vote on such matters at their discretion and they intend to do so in accordance with their best judgment.

Who will pay the cost of this proxy solicitation and how will the solicitation be conducted?

     We will pay the expenses of soliciting proxies in the form included with this proxy statement, including the cost of preparing, assembling, and mailing material in connection with the solicitation. In addition to the use of the mail, our directors, executive officers, and employees may solicit proxies personally or by telephone, facsimile, electronic mail, and personal contact. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials and Quaker's summary annual report and annual report on Form 10-K to any beneficial holder of Quaker common stock they hold of record.

--------------------------------------------------------------------------------

Item 1--Election of Directors and Nominee Biographies

--------------------------------------------------------------------------------

What is the makeup of the Board of Directors?

     The Quaker Articles of Incorporation provide that our Board of Directors is divided into three classes, each consisting, as nearly as possible, of one-third of the total number of directors. The shareholders elect the members of one of the three classes each year to serve for a term of three years. Directors elected to fill vacancies and newly created directorships serve for the balance of the term of the class to which they are elected. Presently, there are ten directors, including three Class I directors, four Class II directors, and three Class III directors. This year shareholders will elect the members of Class II.

Are there any family relationships within Quaker's management?

     Other than D. Jeffry Benoliel, Vice President, Secretary and General Counsel of Quaker, who is the son of Peter A. Benoliel, a director of Quaker, there is no family relationship between any of Quaker's directors, executive officers or nominees for election as directors.

Are there any members of the class of directors to be elected at the meeting who are not standing for re-election?

     No. Each incumbent director whose term expires this year has been nominated for election to serve for an additional three-year term and has agreed to serve if elected.

Who are the Board's nominees this year?

     Donald R. Caldwell, Robert E. Chappell, William R. Cook, and Robert P. Hauptfuhrer are the Board's nominees for election to the Board of Directors. Each nominee, if elected, would hold office until our 2006 annual meeting of shareholders and until his successor is elected and qualified.

What is the background of this year's nominees?

     Our nominees for election to the Board as Class II members are:

DONALD R. CALDWELL
Director since 1997
Age 56

 . Chief Executive Officer and Founder of Cross Atlantic Capital Partners, Inc., a venture capital fund with offices in the United States, Ireland, and England, since March 1999.
 . President and Chief Operating Officer of Safeguard Scientifics, Inc. from February 1996 until March 1999.
 .   Member of the Board of Directors:
    .   DiamondCluster International, Inc.

ROBERT E. CHAPPELL
Director since 1997
Age 58

 . Chairman and Chief Executive Officer of The Penn Mutual Life Insurance Company since January 1997 and April 1995, respectively.
 .   Member of the Board of Directors:
    .   Glatfelter

WILLIAM R. COOK
Director since 2000
Age 59

 . Former President and Chief Executive Officer of Severn Trent Services, Inc., a water purification products and laboratory and operating services company, August 1999 to June 2002.
 . Vice Chairman and Co-Chief Executive Officer of Hercules, Incorporated from October 1998 until January 1999.
 . Chairman of BetzDearborn, Inc. from 1996 until October 1998 and its President and Chief Executive Officer from 1993 until October 1998.
 .   Member of the Board of Directors:
    .   Envirogen, Inc.
    .   Teleflex Incorporated

ROBERT P. HAUPTFUHRER
Director since 1977
Age 71

 . Former Chairman of the Board and Chief Executive Officer of Oryx Energy Company.
 .   Trustee of the 1838 Investment Advisors Fund.

The Board of Directors recommends that you vote "FOR" the election to our Board of Donald R. Caldwell, Robert E. Chappell, William R. Cook, and Robert P. Hauptfuhrer, the nominees listed above.

--------------------------------------------------------------------------------

Biographies of Directors Not Standing For Election This Year

--------------------------------------------------------------------------------

Our incumbent directors who were elected as Class I members of the Board in 2002 and whose terms expire in 2005 are:

PETER A. BENOLIEL
Director since 1961
Age 71

 .   Former Chairman of the Board and Chief Executive Officer of Quaker.

RONALD J. NAPLES
Director since 1988
Age 57

 .   Quaker's Chairman of the Board since May 1997.
 .   Quaker's Chief Executive Officer since October 1995.
 .   Quaker's President from October 1995 until March 1998.
 .   Member of the Board of Directors:
    .   Glatfelter

ROBERT H. ROCK
Director since 1996
Age 52

 . President of MLR Holdings, LLC, an investment company with holdings in the publishing and information business, for more than five years.
 . Former Chairman and majority owner of IDD Enterprises, a publisher of magazines, newsletters, and a provider of on-line data for financial executives.
 .   Member of the Board of Directors:
    .   Advanta Corp.
    .   Alberto-Culver Company
    .   The Penn Mutual Life Insurance Company

Our incumbent directors who were elected as Class III members of the Board in 2001 and whose terms expire in 2004 are:

JOSEPH B. ANDERSON, JR.
Director since 1992
Age 60

 . Chairman and Chief Executive Officer of Vibration Control Technologies, LLC, an automotive parts supplier and manufacturer, since January 2002.

 . Chairman and Chief Executive Officer of TAG Holdings LLC, a holding company, since October 2001.
 . Chairman and Chief Executive Officer of A&D Technologies, LLC, a manufacturer of temperature sensors servicing the automobile industry, since March 2003.
 . Chairman and Chief Executive Officer of Chivas Industries LLC, an interior trim automotive supplier and manufacturer, from October 1994 to March 2002.
 .   Member of the Board of Directors:
    .   ArvinMeritor, Inc.
    .   R.R. Donnelley & Sons Company

PATRICIA C. BARRON
Director since 1989
Age 60

 . Clinical Associate Professor and Senior Fellow at the Stern School of Business, New York University, since September 1999.
 . Executive-in-Residence and Senior Fellow at the Stern School of Business, New York University from November 1998 until September 1999.
 . Corporate Vice President of Business Operations Support of Xerox Corporation from 1997 until June 1998.
 . Vice President of Xerox Corporation and President of the Engineering Systems Division of Xerox Corporation from 1993 until June 1998.
 .   Member of the Board of Directors:
    .   ARAMARK Corporation
    .   Teleflex Incorporated
    .   Ultralife Batteries Corporation
    .   USAA

EDWIN J. DELATTRE
Director since 1984
Age 61

 .   Dean Emeritus, School of Education, Boston University, since December 2002.
 . Resident Scholar, Center for School Improvement, School of Education, Boston University, since July 2001.
 . Professor of Philosophy, College of Arts and Sciences and Professor of Education, School of Education, Boston University, since 1993.
 .   Dean, School of Education, Boston University from 1992 to August 2001.
 . President Emeritus, St. John's College, Annapolis, Maryland and Santa Fe, New Mexico.

--------------------------------------------------------------------------------

Compensation of Directors

--------------------------------------------------------------------------------

     Any director who is also an employee of Quaker is not separately compensated for his or her service as a director.

     Effective May 14, 2003, the annual retainer paid to each director who is not an employee of Quaker will be increased from $18,000 to $24,000 for his or her services as a director. Effective on that date, we will also increase from $1,000 to $1,250 the payment to each non-employee director for each Board and Board committee meeting he or she attends, and the Chairperson of each Board committee will also receive the following additional compensation each year:
Audit Committee, $5,000 (up from $2,000); Nominating Committee, $2,500 (up from $1,500); Compensation/Management Development Committee, $2,500 (up from $1,500); and Executive Committee, $48,000.

     Each director is currently required to beneficially own at least 5,000 shares of Quaker's common stock, and the number of shares required to be beneficially owned will increase to 7,500 in 2004. Until a director accumulates the required number of beneficially owned shares, 75% of the annual Board retainer is paid in shares of Quaker's common stock and once the threshold is met, 35% of the retainer is paid in such shares. Directors who beneficially own the required number of shares of Quaker common stock may elect to receive payment of a larger percentage (up to 100%) of their annual retainer in shares of Quaker common stock.

--------------------------------------------------------------------------------

Board Committees and Meeting Attendance

--------------------------------------------------------------------------------

     Our Board of Directors has four committees. They are the Executive, Audit, Compensation/Management Development, and Nominating Committees. The Board of Directors has adopted charters for each of these committees. A copy of the Audit Committee Charter is included as Appendix B to this proxy statement. Each committee reports its actions to the full Board at the Board's next regular meeting. A description of the duties of each committee follows the table below.

                Committee Membership and Meetings Held in 2002
      -------------------------------------------------------------------
                                                 Compensation/
                                                  Management
                Name            Executive Audit*  Development  Nominating
      -------------------------------------------------------------------
       Joseph B. Anderson, Jr.              X
      -------------------------------------------------------------------
       Patricia C. Barron                              X           X
      -------------------------------------------------------------------
       Peter A. Benoliel            X**                            X
      -------------------------------------------------------------------
       Donald R. Caldwell                   X          X
      -------------------------------------------------------------------
       Robert E. Chappell           X                              X
      -------------------------------------------------------------------
       William R. Cook                      X          X
      -------------------------------------------------------------------
       Edwin J. Delattre                                           X**
      -------------------------------------------------------------------
       Robert P. Hauptfuhrer        X       X**
      -------------------------------------------------------------------
       Ronald J. Naples             X                              X
      -------------------------------------------------------------------
       Robert H. Rock               X                  X**
      -------------------------------------------------------------------
       Number of Meetings
       in 2002***                   1       4          4           1
      -------------------------------------------------------------------

       X  Member
       * Each member of the Audit Committee is "independent" as the term "independence" is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards.
       ** Chairperson
      *** The Board of Directors held 6 meetings in 2002. Each director attended, in person or by teleconference, at least 75% of the meetings of the Board and its committees of which he or she was a member held in 2002.

The Executive Committee:

 . Acts for the Board in situations requiring prompt action when a meeting of the full Board is not feasible.
 . Makes recommendations to the Board about external corporate development programs.
 . Establishes guidelines regarding our capital structure and deployment of our capital resources.

The Audit Committee:

 . Examines the activities of our independent accountants and internal audit function to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures and compliance with applicable law.
 . Assists the Board in fulfilling its responsibility to oversee management's conduct of our financial reporting process.
 . Provides a channel of communication between the Board and our independent accountants.
 . Makes recommendations to the Board as to the selection of our independent accountants.
 . Approves the scope of our independent accountant's audit, the specification of any non-audit services our independent accountants provide to us, and the fees we pay our independent accountants.

The Compensation/Management Development Committee:

 . Reviews on a periodic basis, and makes recommendations regarding, the compensation of our officers.
 .   Reviews on a periodic basis compensation levels throughout Quaker.
 . Reviews the performance of officers and management development and succession.
 . Administers Quaker's Global Annual Incentive Plan and Long-Term Performance Incentive Plan.

The Nominating Committee:

 . Evaluates the depth and range of relevant experience of the Board's members and the experience required to provide optimal governance of Quaker and growth in shareholder value.
 . Evaluates and presents to the Board for its consideration candidates to fill positions on the Board.
 . Considers individuals recommended by shareholders. Any shareholder who wishes to recommend to the committee for its consideration a prospective nominee for election to the Board may write to D. Jeffry Benoliel, Vice President, Secretary and General Counsel, Quaker Chemical Corporation, One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania 19428. Any request for consideration at next year's annual meeting must be submitted no later than December 9, 2003 and contain a statement of the proposed candidate's business experience, business affiliations, and a confirmation of his or her willingness to be a nominee.

--------------------------------------------------------------------------------

Item 2--Approval of 2003 Director Stock Ownership Plan

--------------------------------------------------------------------------------

Background

     The 2003 Director Stock Ownership Plan (the "Plan"), which was adopted by our Board of Directors (the "Board") on March 19, 2003, subject to approval by our shareholders at the meeting, authorizes the issuance of up to 75,000 shares of Quaker common stock in accordance with the terms of the Plan in payment of all or a portion of the annual retainer payable to each of the Company's non-employee directors ("Eligible Directors") in 2003 and subsequent years during the term of the Plan.

     The purpose of the Plan is to encourage the non-employee directors of Quaker to increase their individual investment in Quaker common stock and thereby align their interests more closely with the interests of our other shareholders.

Description of the Plan

     The following description of the Plan is qualified in all respects by reference to the actual provisions of the Plan, a copy of which is included with this proxy statement as Appendix C.

Plan Administration

     The Board has appointed the Compensation/Management Development Committee of the Board, whose members are all Eligible Directors (the "Committee"), to administer the Plan. The current members of the Committee are Patricia C. Barron, Donald R. Caldwell, William R. Cook, and Robert H. Rock.

Effective Date and Duration

     The Plan will not become effective unless it is approved by our shareholders at the meeting or an adjournment of the meeting. If the Plan is approved by our shareholders at the meeting or an adjournment of the meeting, it will become effective on the date it is so approved and will remain in effect for a term of ten years or until it is earlier terminated by the Board.

Common Stock Subject to the Plan

     The maximum number of shares of common stock which may be issued under the Plan is 75,000, subject to adjustment in the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, share exchange, stock split or reverse split, liquidation, dissolution or other similar corporate transaction or event which affects the common stock such that the Committee determines that an adjustment is appropriate in order to prevent the dilution or enlargement of the rights of Eligible Directors under the Plan (each, an "adjustment event"). The shares we issue under the Plan may be either authorized and unissued shares of Quaker common stock and/or authorized and issued shares of Quaker common stock we have purchased or acquired for any purpose.

Payment of an Annual Retainer

     The Company pays each Eligible Director an annual fee for his or her services as a member of the Board (the "Annual Retainer"). Our non-employee directors will be paid an Annual Retainer of $24,000 in 2003. The Plan, which specifies the terms on which Quaker common stock may be used to pay all or a portion of the Annual Retainer paid to Eligible Directors during the term of the Plan, will not limit the ability of the Board or a committee of the Board to increase or decrease the Annual Retainer from time to time during the term of the Plan. The Annual Retainer does not include fees paid to Eligible Directors for their services as a committee chairperson or for attending meetings of the Board or committees of the Board. Under the terms of the Plan, the Annual Retainer will be payable on June 1 of each calendar year during the term of the Plan, or if June 1 of any year is not a day on which the New York Stock Exchange is open for trading, then on the first day thereafter on which there is such trading (each a "Retainer Payment Date").

     Under the terms of the Plan, if on May 1, 2003 an Eligible Director is the "Beneficial Owner" of less than 5,000 shares of Quaker common stock, 75% of the Annual Retainer payable to that Eligible Director in 2003 will be paid in shares of Quaker common stock and the remaining 25% of the Annual Retainer will be paid in cash.

     Subject to adjustment in the event of a "Discretionary Election," if on May 1, 2003 an Eligible Director is the "Beneficial Owner" of 5,000 or more shares of common stock, 35% of the Annual Retainer payable to that Eligible Director will be paid in shares of Quaker common stock and the remaining 65% of the Annual Retainer will be paid in cash. If an Eligible Director makes a "Discretionary Election" with respect to 2003, the Annual Retainer payable to the Eligible Director in 2003 will be paid in accordance with the terms of his or her Discretionary Election.

     Under the terms of the Plan, if on May 1 of 2004 or any subsequent year an Eligible Director is the "Beneficial Owner" of less than 7,500 shares of Quaker common stock, 75% of the Annual Retainer payable to that Eligible Director for such year will be paid in shares of Quaker common stock and the remaining 25% of the Annual Retainer will be paid in cash.

     Subject to adjustment in the event of a "Discretionary Election," if on the May 1 immediately preceding the Retainer Payment Date for 2004 or any subsequent year an Eligible Director is the Beneficial Owner of 7,500 or more shares of common stock, 35% of the Annual Retainer payable to the Eligible Director for such year will be paid in shares of Quaker common stock and the remaining 65% of the Annual Retainer will be paid in cash. If an Eligible Director makes a Discretionary Election for 2004 or any subsequent year, the Annual Retainer payable to that Eligible Director for such year will be paid in accordance with the terms of his or her Discretionary Election.

     For purposes of the Plan, the term "Beneficial Owner" has the meaning set forth in Rule 16a-1(a)(2) of the General Rules and Regulations under the Securities Exchange Act of 1934 or any successor Rule, provided, however, that an Eligible Director will not be deemed to be the Beneficial Owner of any Quaker common stock he or she has the right to acquire through the exercise or conversion of a stock option, a warrant or a similar right, whether or not the option, warrant or other right is presently exercisable.

     Under the Plan, shares of Quaker common stock issued in payment of an Annual Retainer will be valued at "Fair Market Value." For this purpose, the "Fair Market Value" of a share of Quaker common stock to be issued in payment of an Annual Retainer means an amount equal to the average of the closing prices per share of the Quaker common stock as reported by the composite tape of the New York Stock Exchange for the two trading days immediately preceding the Retainer Payment Date for such Annual Retainer.

     No fractional shares of Quaker common stock will be issued pursuant to the Plan. Accordingly, if the number of shares otherwise issuable to an Eligible Director on any Retainer Payment Date is not a whole number, the number will be rounded down to the nearest whole number, and any fractional share otherwise issuable will be paid in cash.

Discretionary Election

     If on May 1, 2003 an Eligible Director is the Beneficial Owner of 5,000 or more shares of common stock, or if on May 1 of 2004 or any subsequent year an Eligible Director is the Beneficial Owner of 7,500 or more shares of common stock, the Eligible Director may, in the Eligible Director's discretion, within the 10-day period beginning May 2 and ending May 11 of the applicable year, irrevocably elect to receive payment of a percentage of the Annual Retainer for that year which exceeds (but is not less than) 35% in shares of Quaker common stock. A Discretionary Election, which may specify the payment of up to 100% of the Annual Retainer in Quaker common stock, will be binding only with respect to the Annual Retainer payable in the year in which the Discretionary Election is made, and that Discretionary Election will not be applicable to the Annual Retainer payable in any subsequent year.

Suspension, Termination and Amendment of the Plan

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board. The Board may, from time to time, amend the Plan as it may deem advisable, provided, however, that

 . no such amendment may be effected between May 1 of any year and the next succeeding Retainer Payment Date, and

 . without the approval of the Company's shareholders, the Plan may not be amended to

    . increase the total number of shares of Quaker common stock which may be issued under the Plan (other than by adjustment upon the occurrence of an "adjustment event" as described under "Adjustment Provisions," below),

    .   change the type of awards available under the Plan,

    . expand the class of persons eligible to acquire Quaker common stock pursuant to the Plan,

    .   extend the term of the Plan,

    . materially change the method of determining the price at which shares are issued pursuant to the Plan, or

    . otherwise amend the Plan in a manner that requires approval of the Company's shareholders under the applicable requirements of any national stock exchange on which Quaker's common stock is then listed.

Adjustment Provisions

     Upon the occurrence of an adjustment event, the Committee may make an adjustment which increases or decreases the number of shares of Quaker common stock subject to the Plan, and the number of shares of Quaker common stock which determines the percentage of the Annual Retainer payable in Quaker common stock in any year affected by the adjustment event.

Transfer Restriction

     The shares of Quaker common stock acquired by an Eligible Director pursuant to the Plan may not be sold or otherwise disposed of during the six-month period commencing on the Retainer Payment Date applicable to the shares.

Certain Federal Income Tax Consequences

     Each Eligible Director will, for Federal income tax purposes, be required, for each Annual Retainer received, to include in his or her taxable income (as ordinary compensation income) for the year in which the Annual Retainer is paid the amount of cash received plus the value of the Quaker common stock received on the Retainer Payment Date. The fair market value of the Quaker common stock on the Retainer Payment Date will establish the basis for determining capital gains or losses on a subsequent sale of the shares, and the holding period for purposes of determining the long or short-term character of a capital gain will begin on the Retainer Payment Date. The Company will also be entitled to a deduction for Federal income tax purposes equal in amount to the taxable income recognized by the Eligible Director.

Equity Compensation Plan Information

     The following table sets forth certain information relating to the Company's equity compensation plans as of December 31, 2002. Each number of securities reflected in the table is a reference to shares of Quaker common stock.

                                        Equity Compensation Plan Information
---------------------------------------------------------------------------------------------------------------------
                                                                                    Number of securities remaining
                                                        Weighted-average exercise available for future issuance under
                      Number of securities to be issued   price of outstanding         equity compensation plans
                        upon exercise of outstanding      options, warrants and   (excluding securities reflected in
    Plan Category       options, warrants and rights             rights                       column (a))
---------------------------------------------------------------------------------------------------------------------
                                     (a)                           (b)                            (c)
Equity compensation
  plans approved by
  security holders                1,125,247                      $17.61                        1,152,500(1)
---------------------------------------------------------------------------------------------------------------------
Equity compensation
  plans not approved
  by security holders                --                            --                             22,725(2)
---------------------------------------------------------------------------------------------------------------------
Total                             1,125,247                      $17.61                        1,175,225

   (1) As of December 31, 2002, 400,000 of these shares were available for issuance as restricted stock awards under the Company's 2001 Global Annual Incentive Plan and the other 752,500 shares were available for issuance upon the exercise of stock options and/or as restricted stock awards under the Company's 2001 Long-Term Performance Incentive Plan.

   (2) These shares were available at December 31, 2002 only for issuance to the Company's directors in payment of all or a portion of their annual retainer in accordance with the terms of a Director Stock Ownership Plan approved by the Company's Board of Directors in 1997, which originally authorized the issuance of up to 50,000 shares pursuant to the terms thereof (the "1997 Plan"). The 1997 Plan, which was not approved by the Company's shareholders, required each eligible director to take 75% of his or her annual retainer in shares of Quaker common stock if the director did not beneficially own (within the meaning of Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) at least 5,000 shares of Quaker common stock on the May 1 preceding the June 1 payment date for the annual retainer. For those directors who satisfied the ownership requirement, a discretionary election could be made to take all or any part of the annual retainer in shares of Quaker common stock, cash or any combination of such shares and cash. The shares issued pursuant to the 1997 Plan were issued as a per share value equal to the average of the closing prices of the Quaker common stock on the New York Stock Exchange Composite Tape on the first two of the four trading days immediately preceding the payment date. No shares were issued pursuant to the 1997 Plan after the June 1, 2002 annual retainer payment date. The 1997 Plan was terminated subsequent to December 31, 2002 and a new plan was adopted, effective May 1, 2003, subject to shareholder approval at the meeting. See "Item 2 - Approval of 2003 Director Stock Ownership Plan."

Vote Required for Approval of the Plan

     Approval of the Plan by shareholders requires that the number of votes "FOR" approval of the Plan exceed the number of votes "AGAINST" approval of the Plan. If the Plan is not approved by shareholders, the Plan will become null and void and no shares will be issued pursuant to the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2003 DIRECTOR STOCK OWNERSHIP PLAN.

--------------------------------------------------------------------------------

Item 3--Ratification of Selection of Independent Accountants

--------------------------------------------------------------------------------

     The Board of Directors has selected PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2003. There is no requirement that the Board's selection of PricewaterhouseCoopers LLP be submitted to our shareholders for ratification or approval. The Board, however, believes that Quaker's shareholders should be given an opportunity to express their views on the selection. While the Board is not bound by a vote against ratifying PricewaterhouseCoopers LLP, the Board may take a vote against PricewaterhouseCoopers LLP into consideration in future years when selecting our independent accountants. PricewaterhouseCoopers LLP, an international firm of certified public accountants, has audited our financial statements since 1968.

     We anticipate that representatives of PricewaterhouseCoopers LLP will be present at the meeting and, if present, we will give them the opportunity to make a statement if they desire to do so. We also anticipate that the representatives will be available to respond to appropriate questions from shareholders.

Audit Fees

     Audit fees billed to us by PricewaterhouseCoopers LLP for services rendered during the year ended December 31, 2002 for the audit of our annual financial statements on Form 10-K and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $524,000.

Financial Information Systems Design and Implementation Fees

     We did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during the year ended December 31, 2002.

All Other Fees

     Fees billed to us by PricewaterhouseCoopers LLP for services rendered during the year ended December 31, 2002 for all non-audit services, which included benefit plan audits, due diligence assistance related to acquisitions, consulting related to control aspects of the Company's new ERP system totaled $157,000. The Audit Committee of the Board of Directors has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining that firm's independence.

     The Board of Directors recommends that you vote "FOR" ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2003.

--------------------------------------------------------------------------------

Executive Compensation

--------------------------------------------------------------------------------

                          Summary Compensation Table

     This table shows, for each of our last three fiscal years, the cash and other compensation paid or accrued to our executive officers who are named in the table. In this proxy statement, we sometimes refer to this group of individuals as our "Named Executive Officers."

                         ---------------------------------------------------------------------------
                                                                     Long-Term Compensation
                                                              --------------------------------------
                               Annual Compensation (1)                 Awards            Payouts
----------------------------------------------------------------------------------------------------------------
       (a)          (b)     (c)         (d)          (e)          (f)          (g)         (h)          (i)
----------------------------------------------------------------------------------------------------------------
                                                    Other      Restricted   Securities
                                                    Annual       Stock      Underlying               All Other
Name and                                         Compensation    Awards    Options/SARs    LTIP     Compensation
Principal Position  Year Salary ($)  Bonus ($)       ($)         ($)(2)       (3)(#)    Payouts($)     ($)(4)
----------------------------------------------------------------------------------------------------------------
Ronald J. Naples    2002  500,000     260,160            0      200,900       80,000     124,960(7)    6,062
 Chairman of the    2001  495,827     306,000(5)         0    1,721,900(6)    80,000     241,290       4,569
 Board and Chief    2000  480,000     349,440            0      128,054       40,700     554,704       7,514
 Executive Officer
----------------------------------------------------------------------------------------------------------------
Joseph W. Bauer     2002  305,000     106,140            0       71,320       28,000      59,304(7)    5,883
 President and      2001  302,582      40,260            0       61,238       27,000     149,468       4,755
 Chief Operating    2000  273,190     150,696            0       38,269       14,400     244,069       7,514
 Officer
----------------------------------------------------------------------------------------------------------------
Michael F. Barry    2002  216,000      62,640            0       32,144       13,000      35,560(7)    5,121
 Vice President and 2001  214,333      23,760            0       28,400       13,000      86,797       5,019
 Chief Financial    2000  212,500      94,640            0       25,022        8,500     150,000       5,714
 Officer
----------------------------------------------------------------------------------------------------------------
Ian F. Clark        2002  230,000      58,342            0       32,144       13,000      31,060(7)    4,749
 Vice President and 2001  230,000      27,830            0       28,400       28,000      59,283       4,612
 Global Industry    2000  202,719     106,531            0       25,022        8,500      48,815       6,787
 Leader--
 Metalworking/
 CMS
----------------------------------------------------------------------------------------------------------------
Daniel S. Ma        2002  183,414(8)   45,028      113,711(9)    18,081        4,800      15,960(7)        0
 Vice President and 2001  183,413(8)   20,191      110,805(9)    15,975        4,800      81,621           0
 Managing           2000  176,094(8)   78,593      118,243(9)    13,247        4,800     221,881           0
 Director--Asia/
 Pacific
----------------------------------------------------------------------------------------------------------------

   (1) Certain of our Named Executive Officers received personal benefits not reflected in their salary, bonus or other annual compensation amounts (Columns (c), (d) and (e)). The dollar value of these personal benefits received by each of the Named Executive Officers did not, in any of our last three fiscal years, exceed $50,000 or 10% of the Named Executive Officer's total of annual salary and bonus for that fiscal year.

   (2) Messrs. Naples, Bauer, Barry, Clark, and Ma each were granted target stock awards of 10,000, 3,550, 1,600, 1,600, and 900, respectively in 2002; 10,000, 3,450, 1,600, 1,600, and 900 shares, respectively, in
       2001; and 8,700, 2,600, 1,700, 1,700, and 900 shares, respectively, in
       2000. Payment of each of the awards is contingent upon meeting the same performance targets set for the performance incentive units for the 2000-2002, 2001-2003 and 2002-2004 performance periods (see Note 2 to the Long-Term Incentive Plan Awards table on page 18). The number of shares each of the Named Executive Officers receives with respect to each target award is determined based upon performance and ranges from 0% to 200% of the target award. At target, the CEO and the other Named Executive Officers will receive stock in the respective amounts stated above. The restricted stock awards (Column (f)) reflect the value of the target stock awards at target based on $20.09 per share, $17.75 per share, and $14.7188 per share, the average of the lowest and highest sale price for Quaker common stock on the New York Stock Exchange on January 23, 2002, January 23, 2001, and January 18, 2000, the respective dates the awards were granted.

   (3) Options to purchase shares of Quaker common stock. We have not granted any stock appreciation rights ("SARs").

   (4) The amount listed for 2002 for each Named Executive Officer represents a matching contribution made by Quaker pursuant to its Retirement Savings Plan. Not included is any discount on any Quaker common stock purchased by officers pursuant to Quaker's Employee Stock Purchase Plan.

   (5) For 2001, includes the fair market value (based on the last reported sale price for the common stock on the New York Stock Exchange on December 31, 2001 of $20.60 per share) of 10,000 shares of restricted common stock ($206,000) which vested under the terms of the 100,000 restricted stock award granted to Mr. Naples under the Company's 2001 Global Annual Incentive Plan (see Note 6).

   (6) Mr. Naples was granted an award of 100,000 shares of restricted stock pursuant to the 2001 Global Annual Incentive Plan. This restricted stock award was issued to Mr. Naples on April 12, 2001 and he is receiving dividends on the shares awarded. Of the awarded shares, 10,000 vested upon the achievement of a target level of earnings per share for 2001 and an additional 20,000 vested on January 23, 2003 resulting from Mr. Naples' continued employment with the Company. The value of the shares earned in 2001 is included in the Summary Compensation Table under Column (d) for 2001. The value of the 20,000 shares that vested on January 23, 2003 (based on the last reported sale price for the common stock on the New York Stock Exchange on January 23, 2003 of $20.91) was $418,200. The balance of the award will vest in two additional separate installments of 35,000 shares each on January 23, 2004 and 2005, respectively, subject to Mr. Naples' continued employment with the Company. Included in Column (f) for 2001 is the fair market value of 90,000 shares relative to this grant based on the last reported sale price for the common stock on the New York Stock Exchange on March 21, 2001 of $17.16 per share. On December 31, 2002, the fair market value of the 90,000 shares (including the 20,000 shares that vested on January 23, 2003) was $2,088,000 (based on the last reported sale price for the common stock on the New York Stock Exchange of $23.20).

   (7) Includes the fair market value (based on the last reported sale price for the common stock on the New York Stock Exchange on December 31, 2002 of $23.20) of the stock award earned by Messrs. Naples, Bauer, Barry, Clark, and Ma of 2,800, 1,220, 800, 800 and 425 shares, respectively.

   (8) Mr. Ma's compensation was paid in Hong Kong dollars. His salary and bonus for each year has been translated into U.S. dollars using the applicable exchange rates for the conversion of currencies into U.S. dollars on December 31 of the year for which the information is reported.

   (9) Represents housing benefits, vehicle expenses, and other benefits paid to Mr. Ma in connection with his assignment for the Company in Hong Kong.

                       Option Grants in Last Fiscal Year

     This table shows the number, value and expiration dates of the stock options we granted to our Named Executive Officers in 2002. We did not grant any SARs in 2002.

                 -------------------------------------------------------------------
                                                                Potential Realizable
                                                                Value at Assumed
                                                                  Annual Rates
                                                                 of Stock Price
                                                                Appreciation for
                               Individual Grants                 Option Term(4)
------------------------------------------------------------------------------------
                 Number of    % of Total
                 Securities    Options     Exercise
                 Underlying   Granted to    or Base
                  Options     Employees      Price   Expiration
Name             Granted(1) in Fiscal Year ($/Sh)(2)  Date(3)    5%($)     10%($)
------------------------------------------------------------------------------------
Ronald J. Naples   80,000        32.6        20.09    1/23/09   654,292   1,524,778
------------------------------------------------------------------------------------
Joseph W. Bauer    28,000        11.4        20.09    1/23/09   229,002     533,672
------------------------------------------------------------------------------------
Michael F. Barry   13,000         5.3        20.09    1/23/09   106,322     247,776
------------------------------------------------------------------------------------
Ian F. Clark       13,000         5.3        20.09    1/23/09   106,322     247,776
------------------------------------------------------------------------------------
Daniel S. Ma        4,800         2.0        20.09    1/23/09    39,258      91,487
------------------------------------------------------------------------------------

   (1) All of the options granted to the Named Executive Officers during 2002 are non-qualified stock options. Each of the options granted to Messrs. Naples, Bauer, Barry, Clark, and Ma, became exercisable on January 23, 2003 as to 50% of the shares covered thereby, becomes exercisable as to an additional 25% of such shares on January 23, 2004, and becomes exercisable as to the remaining 25% on January 23, 2005.

   (2) The per share exercise price of each option is the fair market value of a share of Quaker common stock on the date the option was granted.

   (3) A Named Executive Officer's options may terminate prior to their stated expiration date in certain instances relating to termination of his employment.

   (4) These amounts represent assumed rates of appreciation and are not intended to forecast future appreciation in the price of Quaker's common stock. Actual gains, if any, on stock option exercises are dependent on the future performance of Quaker's common stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, that they will exist at the time of any option exercise.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     This table shows the number and value of stock options exercised during 2002, and the value of unexercised options as of the end of 2002, for each of our Named Executive Officers. No stock appreciation rights were exercised during 2002 or held as of December 31, 2002.

---------------------------------------------------------------------------------------------------
                                           Number of Securities        Value of Unexercised In-the-
                                          Underlying Unexercised           Money Options at
                   Shares                Options at Fiscal Year End(#)  Fiscal Year End ($)(1)
                 Acquired On    Value    ----------------------------------------------------------
Name             Exercise(#) Realized($) Exercisable   Unexercisable   Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------
Ronald J. Naples        0            0     430,525        130,175       2,699,731       553,096
---------------------------------------------------------------------------------------------------
Joseph W. Bauer    41,000      254,449      30,800         45,100         194,097       191,187
---------------------------------------------------------------------------------------------------
Michael F. Barry        0            0      39,375         21,625         281,526        93,878
---------------------------------------------------------------------------------------------------
Ian F. Clark            0            0      22,875         36,625         180,867       160,628
---------------------------------------------------------------------------------------------------
Daniel S. Ma       56,000      419,564           0          8,400               0        38,185
---------------------------------------------------------------------------------------------------

   (1) Represents, with respect to each share, the last sale price for Quaker's common stock on the New York Stock Exchange on December 31, 2002, less the exercise price payable for the share. An option is "in-the-money" when the fair market value of the shares underlying the option exceeds the exercise price.

              Long-Term Incentive Plan Awards in Last Fiscal Year

     This table shows the number of performance incentive units awarded to our Named Executive Officers in 2002 as well as information regarding performance periods and estimated future payouts.

  -----------------------------------------------------------------------------------

                    Number of                        Estimated Future Payouts
                     Shares,                         Under Non-Stock Price-Based Plan
                     Units or      Performance or    --------------------------------
                      Other      Other Period Until  Threshold    Target    Maximum
  Name             Rights(#)(1) Maturation or Payout  ($)(2)      ($)(2)    ($)(2)
  -----------------------------------------------------------------------------------
  Ronald J. Naples   180,000     2002 through 2004     9,000      180,000   360,000
  -----------------------------------------------------------------------------------
  Joseph W. Bauer     64,600     2002 through 2004     3,230       64,600   129,200
  -----------------------------------------------------------------------------------
  Michael F. Barry    30,000     2002 through 2004     1,500       30,000    60,000
  -----------------------------------------------------------------------------------
  Ian F. Clark        30,000     2002 through 2004     1,500       30,000    60,000
  -----------------------------------------------------------------------------------
  Daniel S. Ma        14,000     2002 through 2004       700       14,000    28,000
  -----------------------------------------------------------------------------------

   (1) Performance incentive units. Stock awards were issued in tandem with the performance incentive units, and payment of the stock awards is contingent upon meeting the same performance targets established for the performance incentive units. (See Note 2 to the Summary Compensation Table.)

   (2) The value on maturation of a performance incentive unit is determined by performance over a time period as plotted on a grid defined by two axes; one axis sets forth average return on assets, and one axis sets forth average earnings per share for the period January 1, 2002 through December 31, 2004. Each performance incentive unit has a stated value of $1.00 and the 2002 performance incentive unit grid results in a zero payout for performance of less than 11% average pre-tax return on assets or an average earnings per share of less than $1.47 over the performance period. A payout of $1.00 per unit will be made if performance reaches the target, and a payout of $2.00 per unit will be made if performance reaches the maximum of the measurement scale.

Employment Agreements

Ronald J. Naples

     We employ Mr. Naples pursuant to a five-year employment agreement with a current expiration date of December 31, 2003. After December 31, 2003, the employment agreement automatically renews for one-year renewal terms unless Quaker or Mr. Naples gives timely notice of non-renewal. Our Board's Compensation/Management Development Committee reviews Mr. Naples' annual base salary in the beginning of each year. His base salary for 2003 is $500,000. Mr. Naples is eligible to participate in our Global Annual Incentive Plan and Long-Term Performance Incentive Plan.

     Mr. Naples' Employment Agreement provides that upon the termination of his employment for reasons other than his death or disability or by us for "cause" or by Mr. Naples for other than "good reason" (each as defined in the Employment Agreement), we will pay Mr. Naples a termination benefit of three times the sum of his base salary and annual bonus depending upon when such termination occurs. Further, if Mr. Naples resigns for any reason between 9 and 18 months following a Significant Transaction, (as defined in the Employment Agreement), we will pay Mr. Naples a termination benefit of three times the sum of his base salary and annual bonus. In addition, subject to certain conditions, if Mr. Naples' employment is terminated, his right to exercise his stock options may be accelerated.

     Under Mr. Naples' prior employment agreement with us, we made loans to him in the aggregate principal amount of $828,570 to cover withholding and additional taxes on stock awards previously earned in 1995, 1997, and 1998. Each of these loans has either a 9 or 10-year term and bears interest ranging from 5.28% to 6.4%, depending on the date the loan was made. The aggregate principal balance owed by Mr. Naples as of December 31, 2002 under these loans was $828,570, exclusive of accrued interest in the amount of $46,546 which was paid after December 31, 2002.

Other Executive Officers

     Each of our other executive officers is employed pursuant to an employment agreement which provides for compensation and benefits. Salary is adjusted annually by the Compensation/Management Development Committee. Each officer participates in our Global Annual Incentive Plan and Long-Term Performance Incentive Plan at levels and subject to conditions determined by the Compensation/Management Development Committee. Each employment agreement is for a term of one year and is renewable automatically for successive one-year terms unless either the executive officer or Quaker gives notice of termination at least 90 days prior to the expiration of the then current term.

     In addition to the terms common to their employment agreements explained above, the employment agreements of Messrs. Bauer, Barry, Clark, and Ma have the following respective terms:

    .   Mr. Bauer

        . is entitled to 24 months of salary and bonus if he is terminated other than for "cause" (as defined in his employment agreement) within three years after a change in control;

        . is entitled to 12 months of salary if he is terminated by Quaker for any reason other than "cause" (as defined in his employment agreement) unless the termination occurs within three years after a change in control.

    .   Messrs. Barry and Clark

        . are each entitled to 18 months of salary and bonus if terminated other than for "cause" (as defined in their respective employment agreements) within three years after a change in control;

        . are each entitled to 12 months of salary if terminated for any reason other than "cause" (as defined in their respective employment agreements) unless the termination occurs within three years after a change in control.

    .   Mr. Ma

        . is entitled to 18 months of salary and bonus if he is terminated within three years after a change in control other than for "cause" (as defined in his employment agreement).

Pension and Death Benefits

     Nearly all of Quaker's U.S. employees are covered by a noncontributory qualified defined benefit retirement plan. We cannot readily calculate the required contributions, payment or accrual for any individual employee covered by this plan. For the period through December 31, 2000, the annual pension benefit was determined based on a past service formula for service up to December 1, 1996 and a future service formula for service beginning December 1, 1996, as follows:

        Past Service Formula--for services up to December 1, 1996:

          1.1% of the employee's Highest Average Earnings*
             plus
          .5% of the employee's Highest Average Earnings over his or her Covered Compensation**
             all multiplied by
          the employee's years of service up to December 1, 1996.

        Future Service Formula--for services after December 1, 1996:

          Until past and future service totals 35 years:

          1.15% of the employee's annual pay
             plus
          .6% of the employee's annual pay over his or her Covered Compensation.

          For service after December 1, 1996 beyond 35 years:

          1.3% of the employee's annual pay.

           * Highest Average Earnings means the average of the employee's three highest consecutive years (before December 1, 1996) of pay, including overtime, shift differential, bonuses and commissions.
           ** Covered Compensation, as defined by the plan, depends on the employee's birth date and is determined from an IRS table which is updated each year.

     As of January 1, 2001, a new formula was adopted. It is an accrual-based formula providing for annual credits of approximately 3% to 7% of an employee's salary depending on age and service, with interest on the balance accruing based on the average rate of interest on 30-year treasury bonds. The pension benefit is now calculated based on the benefit accrued under the old formula as of December 31, 2000 and then under the new formulae commencing January 1, 2001.

     Listed below for each Named Executive Officer is the estimated annual pension benefit payable by Quaker and the years of credited service under the plan. The estimate of the annual pension benefit for each Named Executive Officer represents the accrued benefit as of November 30, 2002 plus an estimate of the additional benefit that will accrue from December 1, 2002 to age 65, based upon W-2 or other information.

                       Estimated Annual Pension Benefit

                                                          Years of Credited
                               Estimated Annual             Service as of
Name                            Pension Benefit               12/31/02
--------------------------------------------------------------------------------
Ronald J. Naples                    $19,500                       6
--------------------------------------------------------------------------------
Joseph W. Bauer                     12,900                        4
--------------------------------------------------------------------------------
Michael F. Barry                    41,900                        3
--------------------------------------------------------------------------------
Ian F. Clark                        14,000                        3
--------------------------------------------------------------------------------
Daniel S. Ma                        21,600                        9

     We also provide supplemental retirement income to some of our executive officers under our Supplemental Retirement Income Program. Executive officers elected to their position by the Board of Directors are eligible to receive benefits under the plan. Generally, an eligible officer who, as of age 65, has completed at least 30 years of employment with Quaker and/or its affiliates will qualify for the maximum benefit payable under the plan. An officer receiving the maximum benefit payable would receive annually from the date of the executive's retirement until death, payments necessary to maintain the executive officer's "net post-retirement income" at 80% of his "net pre-retirement income," each as defined by the plan. For an officer who otherwise qualified to participate in the program but, as of age 65, has completed less than 30 years of employment (15 years in the case of Mr. Naples), the maximum benefit is reduced by 2% (2.667% in the case of Mr. Naples) for each full year of employment less than 30 (15 in the case of Mr. Naples). Under certain circumstances, Mr. Naples' benefit commencement date may be reduced to age 60. The benefits payable under the supplemental income program depend on various post-retirement factors Quaker cannot presently determine (e.g., defined benefit pension calculation, number of years employed less than 30 (15 in the case of Mr. Naples), social security benefit at age 65, Federal, state, and local income taxes on pension and social security benefits). Therefore, it is impossible to determine in advance which officers might be eligible to receive payments under the program or the amount payable to any participant. Payments were made pursuant to the program during the year ended December 31, 2002 in the aggregate amount of $284,412.

     Listed below for each Named Executive Officer is the estimated annual payment to be made under the supplemental income program assuming that (a) he retires at age 65; (b) his compensation (salary plus incentive) remains at its current level; (c) the estimated pension benefit is as set forth above; (d) social security benefits remain unchanged and at the current level; and (e) there is no change to the current Federal, state, and local income tax rates applicable to pension and social security benefits.

                 Estimated Annual Supplemental Income Payment

                                            Estimated Payment
                           Name             Under the Program
                   ------------------------------------------
                        Ronald J. Naples        $378,100
                   ------------------------------------------
                        Joseph W. Bauer         110,800
                   ------------------------------------------
                        Michael F. Barry         78,000
                   ------------------------------------------
                        Ian F. Clark             75,100
                   ------------------------------------------
                        Daniel S. Ma             63,500

     Some of our executive officers, including Messrs. Naples and Bauer, are entitled to a death benefit if employed by us at the time of death. The benefit, equal to 1 1/3 times the deceased officer's then current annual salary plus $30,000, is payable in installments at various times over a 40-month period after death. Quaker does not currently provide for this contingent future liability.

--------------------------------------------------------------------------------

Report of the Compensation/Management Development Committee on Executive Compensation

--------------------------------------------------------------------------------

Introduction

     The Compensation/Management Development Committee (the "Committee") of the Board is comprised of four independent non-employee directors. The Committee is responsible for establishing and maintaining Quaker's executive compensation and management development programs that have been designed to attract and retain performance-oriented key executives who are committed to the long-term success of Quaker and the enhancement of shareholder value.

     The purpose of Quaker's executive compensation program is to provide an opportunity for highly competitive levels of total compensation if merited by performance over time; to create a strong incentive to perform over a multiple-year period; to develop a tangible alignment between the interests of executives and those of shareholders; and to attract and retain talented executives. Accordingly, a considerable portion of an executive officer's total compensation is incentive-based and tied directly to the achievement of pre-established financial goals that relate directly to the creation of shareholder value. By relating executive compensation to the results achieved, compensation is linked to the interests of all shareholders. The program has three components: a base salary; an annual incentive cash payment; and long-term compensation comprised of options, common stock, and cash payments.

Competitive Reward Systems

     Quaker targets its executive officer base pay levels at the median of a broad cross section of both chemical and general industry companies, using a database available through a human resources consulting company. With respect to our executive officers who reside in other countries, the base pay is also evaluated against data from the regions where those officers are located. Quaker targets total compensation for executives so that in times of excellent performance it can be in excess of the 75th percentile of the comparative group. Because base salaries are targeted at the median, the compensation focus for executives is on the incentive components.

Compensation Components

     Base salary is reviewed annually and increases are based primarily on performance against pre-established goals with major emphasis on the attainment of financial objectives and the extent of the individual's penetration of his or her salary range. Increases in salary are determined by considering market data, responsibilities of the position, job performance, and Quaker's overall financial results. In the case of some foreign-based executive officers, salary increases may be mandated by the laws in the particular country or region even when similar increases are not granted to officers residing in the United States. In 2002, neither the CEO nor the other executive officers received any salary increases.

     The annual incentive compensation component is paid pursuant to the Quaker Global Annual Incentive Plan (the "Annual Incentive Plan") usually in the form of cash and, in certain limited circumstances, in stock. The incentive is designed to be a short-term award for specific results and performance in a given year and to be competitive within the marketplace. Payment of the major portion of the incentive opportunity is dependent on achieving a previously established consolidated corporate Profit-Before-Tax ("PBT") target. In the case of the business unit heads, a portion of their incentive award is based on attainment of previously established global business unit responsibility margin targets and/or objectives.

     At the beginning of the year, the Chief Executive Officer ("CEO") recommends bonus gates at three levels of consolidated corporate PBT performance and business unit goals. As to corporate PBT, the bonus gates are as follows: (1) Threshold--the PBT level at which an entry bonus is earned;
(2) Mid--the PBT level at which a mid-level bonus is earned; and (3) Maximum--the PBT level at which the maximum bonus is earned. The business unit goals vary from year to year. The maximum financial bonus amount is determined by multiplying the base salary of the applicable position by a previously established incentive award percentage. The greater the weight of the position and resultant impact on profitability of Quaker, the greater the percentage. In the case of the CEO, the maximum financial award that might be paid is 80% of his salary. The applicable maximum percentage for our other executive officers is lower and can range from 45% to 60% of base salary. Depending upon the performance level achieved, the bonus amount can be as high as the Maximum, or if performance is below the Threshold level, no bonus will be paid.

     In 2002, the PBT level was slightly above the Mid level, and, accordingly, the CEO and all of the other executive officers earned an annual cash bonus under the Annual Incentive Plan.

     The final component is compensation realized from Quaker's Long-Term Performance Incentive Plan ("LTIP") comprised of grants of incentive stock options, non-qualified stock options, Quaker's common stock, and cash issued under the LTIP. Awards under the LTIP play an important role in Quaker's executive compensation structure thereby making compensation more dependent upon the long-term performance of Quaker. With stock options, once exercisable, Quaker's executive officers have the potential to benefit only if the stock price exceeds the fair market value of Quaker's common stock at the date of the grant. The payment of the common stock and performance incentive cash awards is dependent upon meeting certain predetermined performance targets which, for the 2002-2004 performance period, relate to average earnings per share and average pre-tax return on assets. The purpose of issuing stock options, stock, and performance incentive cash awards is to motivate executive officers to take action to optimize Quaker's long-term performance. The amounts of the awards are based on the relative position of each executive officer within the organizational structure of Quaker, past practice, and performance factors independent of the terms and amounts of awards previously granted.

     Quaker's practice is to grant stock options combined with Quaker's common stock and performance incentive cash awards to executive officers every year for rolling three-year performance periods. On January 23, 2002, the Committee granted options, stock awards, and performance incentive cash awards for the 2002-2004 period to the CEO and all of the other Named Executive Officers.

     Consistent with this philosophy, Quaker encourages and in some cases requires its executives to hold Quaker stock. In 1999, the Committee established stock ownership guidelines for officers and key employees of Quaker. The guidelines for stock ownership range from stock worth 25% to 300% of base salary depending on job level. Penalties may be applied to those who do not meet the guidelines within four years of becoming covered by the guidelines.

Compensation of Chief Executive Officer

     The compensation paid to Quaker's CEO, Ronald J. Naples, for his services during the year 2002, consisted of a base salary, an annual bonus, and a long-term incentive award for the 2000-2002 performance period. During the year 2002, the Committee also awarded stock options, performance incentive units, and a restricted stock award to Mr. Naples that may be earned over the 2002-2004 performance period. The Committee believes that compensation earned by or awarded to Mr. Naples in the year 2002 was reasonable and appropriate. In determining Mr. Naples' compensation for 2002, (i) the Committee first compared Mr. Naples' total compensation and the individual components thereof (base salary, annual bonus, and long-term incentives) against the compensation (including components thereof) paid to other CEOs within industries against which all Quaker positions are compared; (ii) for base salary, the Committee accepted Mr. Naples' recommendation of no increase in order to emphasize the Company's commitment to the 2002 performance plan, and then set incentive opportunities with the goal of over time moving his total compensation between the 50th percentile and, in times of excellent performance, in excess of the 75th percentile of the comparative group; and (iii) amounts paid in annual and long-term incentive compensation were made dependent on meeting the same performance criteria applicable, as appropriate, to all other bonus participants.

     Mr. Naples' base salary remained at the previous year's level of $500,000 set in January 2001. For the year 2002, the Committee established a maximum annual bonus amount for Mr. Naples equal to 80% of his base salary for 2002, based on the Committee's subjective evaluation of Mr. Naples' position within Quaker and his potential impact on the profitability of Quaker. In 2002, the PBT level was slightly above the Mid level and, therefore, Mr. Naples did earn an annual cash bonus for 2002 under the Annual Incentive Plan.

     In March 2001, the Committee approved a grant to Mr. Naples of 100,000 restricted shares of Quaker's common stock under the Annual Incentive Plan. The shares were issued to Mr. Naples in April 2001. The award was made for the following reasons: to bring Mr. Naples' total compensation closer to a competitive level consistent with the applicable comparable group; in recognition of Quaker's excellent performance over the prior five years; and as a further inducement for Mr. Naples to continue as CEO of Quaker. When the award was initially granted, 40,000 shares were to vest following the Committee's certification of the achievement of a 2001 earnings per share target established as of the date of grant with the balance to vest in installments of 20,000 shares on January 23, 2003, 2004, and 2005, subject to Mr. Naples' continued employment with Quaker on such dates. During the fourth quarter of 2001, Mr. Naples made a request in response to the difficult financial conditions being experienced by Quaker that the Committee restructure the vesting schedule to reduce the number of shares that would otherwise vest in 2002 (assuming the previously established earnings per share target was met) from 40,000 shares to 10,000 shares with the balance to vest on January 23, 2003, 2004, and 2005, subject to Mr. Naples continued employment with Quaker on such dates in installments of 20,000, 35,000, and 35,000 shares, respectively. The first 10,000 shares vested as of January 23, 2002, the date the Committee certified that the pre-established earnings per share target was met, with another 20,000 shares vesting on January 23, 2003.

     For the 2000-2002 LTIP period, the Committee reviewed the Company's performance in earnings per share growth, which was not within the performance criteria incorporated in the plan, return on assets, and total shareholder return. The Board, based on this Committee's recommendation, approved a discretionary cash and Quaker common stock bonus for the 2000-2002 LTIP performance period at less than target level for all participants and named executives in the plan. This decision was made for the following reasons: (i) over the three-year period of the Plan, Quaker's internal measures of performance (returns) significantly exceeded peer group performance; (ii) over the three-year period of the Plan, Quaker's total return to shareholders was 79%, which is essentially at the top of relevant industry comparative rankings; and (iii) retention of key executives. Therefore, as a result of the Committee's decision, Mr. Naples received a discretionary cash payment in the amount of $60,000 and 2,800 shares of Quaker common stock (having a fair market value as of December 31, 2002 of $64,960) representing his award for the 2000-2002 performance period under the LTIP.

     It is Quaker's current practice to grant stock options combined with restricted stock awards and performance incentive cash awards to its executives, including the CEO, every year for a rolling three-year performance period. The purpose of issuing stock options, restricted stock awards, and performance incentive cash awards is to motivate long-term contributions to Quaker that will improve the long-term total return to shareholders. On January 23, 2002, Mr. Naples was granted, for the 2002-2004 performance period, under Quaker's 2001 LTIP, 80,000 non-qualified stock options, 10,000 shares of restricted stock, and 180,000 performance units which will be payable in cash. The options became exercisable as to 40,000 shares on January 23, 2003, and, subject to Mr. Naples' continued employment with Quaker, become exercisable as to 20,000 shares on January 23, 2004, and become exercisable as to the remaining 20,000 shares on January 23, 2005. The potential benefit Mr. Naples can realize from his stock options is dependent on whether the price of Quaker's common stock when the options are exercised exceeds the option exercise price of $20.09 per share, representing the fair market value of the common stock on the date the options were awarded. The payment of common stock and the performance incentive cash award is dependent upon Quaker's meeting predetermined performance targets which, for the 2002-2004 performance period, relate to average earnings per share and average pre-tax return on assets.

Deductibility of Compensation for Tax Purposes

     Section 162(m) of the Internal Revenue Code (the "Code"), enacted in 1993, generally imposes a $1,000,000 limit on the amount of compensation deductible by Quaker in regard to compensation paid to its CEO and its other four most highly compensated executive officers. In 2002, the $1,000,000 threshold for
Section 162(m) purposes was not exceeded. Accordingly, all of the compensation paid in 2002 to Quaker's CEO and the other four most highly compensated executive officers is expected to be fully deductible by Quaker for tax purposes. To the extent possible, the Committee intends to continue to structure the compensation of Quaker's executives to permit the compensation paid to these individuals to be allowed as a deduction for Federal income tax purposes. But, the Committee may choose to provide compensation that is not deductible in order to retain or to secure the services of key executives when it determines that it is in Quaker's best interest to do so.

                                      Compensation/Management Development
                                        Committee

                                      Robert H. Rock, Chairman
                                      Patricia C. Barron
                                      Donald R. Caldwell
                                      William R. Cook

--------------------------------------------------------------------------------

Compensation Committee Interlocks and Insider Participation

--------------------------------------------------------------------------------

     The individuals who served as members of the Compensation/Management Development Committee during the year ended December 31, 2002 are Robert H. Rock, Chairman, Patricia C. Barron, Donald R. Caldwell, and William R. Cook. No member of the Compensation/Management Development Committee is an officer or employee, or former employee, of Quaker or any subsidiary of Quaker.

     The Chief Executive Officer makes recommendations to the Compensation/Management Development Committee concerning the compensation of Quaker's senior officers other than the Chief Executive Officer. These recommendations are acted upon by the Compensation/Management Development Committee, which has the ultimate authority for determining the compensation of all Quaker's officers.

--------------------------------------------------------------------------------

Report of the Audit Committee

--------------------------------------------------------------------------------

     The Audit Committee of the Board oversees Quaker's financial reporting process on behalf of the Board of Directors and acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix B. Our Board has appointed an Audit Committee of four members, each of whom qualifies as an "independent" director under the current listing standards of the New York Stock Exchange.

     As stated in the Charter, the Audit Committee's job is one of oversight. It is not the duty of the Audit Committee to prepare Quaker's financial statements, plan or conduct audits or determine that Quaker's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Financial management (including the internal auditing function) of Quaker is responsible for preparing the financial statements and maintaining internal controls and the independent auditor is responsible for the audit of the annual financial statements and rendering an opinion as to whether those statements were prepared in conformity with generally accepted accounting principles. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to Quaker's financial statements or any professional certification as to the outside auditor's work.

     The Audit Committee did review and discuss with management Quaker's audited financial statements for the year ended December 31, 2002. The Audit Committee has discussed with PricewaterhouseCoopers LLP, Quaker's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of Quaker's financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Board Standard No. 1, which relates to the accountant's independence from Quaker and its related entities, and has discussed with PricewaterhouseCoopers LLP their independence from Quaker.

     Based on the review and discussions referred to above, the Audit Committee recommended to Quaker's Board of Directors that Quaker's audited financial statements be included in Quaker's Annual Report on Form 10-K for the year ended December 31, 2002.

                                          Audit Committee

                                          Robert P. Hauptfuhrer, Chairman
                                          Joseph B. Anderson, Jr.
                                          Donald R. Caldwell
                                          William R. Cook

--------------------------------------------------------------------------------

Comparative Stock Price Performance Graph

--------------------------------------------------------------------------------

     The following graph compares the cumulative total return (assuming reinvestment of dividends) from December 31, 1997 to December 31, 2002 for (i) Quaker's common stock, (ii) the S&P SmallCap 600 Stock Index (the "SmallCap Index"), and (iii) the S&P Chemicals (Specialty) Index-SmallCap (the "Chemicals Index"). The graph assumes the investment of $100 on December 31, 1997 in each of Quaker's common stock, the stocks comprising the SmallCap Index, and the stocks comprising the Chemicals Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                    [CHART]


         QUAKER   SMALLCAP INDEX  CHEMICALS INDEX
         -------  --------------  ---------------
Dec 97   $100.00      $100.00         $100.00
Dec 98     99.23        98.69          105.15
Dec 99     82.38       110.94          110.62
Dec 00    114.13       124.03          108.90
Dec 01    130.74       132.13          128.58
Dec 02    153.02       112.80           75.63

--------------------------------------------------------------------------------

Stock Ownership of Certain Beneficial Owners and Management

--------------------------------------------------------------------------------

Certain Beneficial Owners

     The following table shows how much of Quaker's common stock is beneficially owned by each person known to us to be the beneficial owner of more than 5% of Quaker's common stock. This information is as of March 14, 2003, unless we have indicated otherwise. Each beneficial owner has sole voting and dispositive power for the shares listed, unless we have indicated otherwise.

 ------------------------------------------------------------------------------
                                                     Approximate
                                   Number of Shares  Percent of      Number
   Name and Address               Beneficially Owned  Class (1)     of Votes
 ------------------------------------------------------------------------------
   Ronald J. Naples                    748,895/(2)/      7.6     1,978,844
   Quaker Chemical Corporation
   One Quaker Park
   901 Hector Street
   Conshohocken, PA 19428
 ------------------------------------------------------------------------------
   DePrince, Race & Zollo, Inc.        601,250/(3)/      6.4       601,250/(4)/
   201 South Orange Street
   Suite 850
   Orlando, FL 32801
 ------------------------------------------------------------------------------
   Royce & Associates, LLC             648,500/(5)/      6.9       648,500/(4)/
   1414 Avenue of the Americas
   New York, NY 10019
 ------------------------------------------------------------------------------

(1) Based upon 9,352,004 shares outstanding, adjusted to reflect options currently exercisable or exercisable within 60 days of the record date by the named person.

(2) Includes (i) 500,700 shares subject to options that are currently exercisable or will become exercisable within 60 days of the record date and (ii) 2,186 shares held jointly by Mr. Naples and his wife who share voting and dispositive power with respect thereto.

(3) As reported in the Schedule 13G/A dated February 7, 2003 filed by DePrince, Race & Zollo, Inc. with the Securities and Exchange Commission.

(4) These shares, which are held in street name, are presumed under Article 5 of the Company's Articles of Incorporation to be entitled to one vote per share.

(5) As reported in the Schedule 13F dated February 12, 2003 filed by Royce & Associates, LLC with the Securities and Exchange Commission.

Management

     The following table shows how much of Quaker's common stock is beneficially owned by each of our directors, the executive officers named in the Summary Compensation Table on page 15, and by all of our directors and executive officers as a group. The information in the table is as of March 14, 2003. Each director and executive officer has sole voting and dispositive power over the common stock listed opposite his or her name, unless we have indicated otherwise.

                                 Aggregate Number    Approximate
                                    of Shares        Percent of      Number
Name                            Beneficially Owned    Class (1)     of Votes
-------------------------------------------------------------------------------
Joseph B. Anderson, Jr.                   5,000          *           50,000
-------------------------------------------------------------------------------
Patricia C. Barron                       12,565          *          122,572
-------------------------------------------------------------------------------
Peter A. Benoliel                        393,014        4.2        3,930,140
-------------------------------------------------------------------------------
Donald R. Caldwell                         260           *            260
-------------------------------------------------------------------------------
Robert E. Chappell                        5,356          *           34,588
-------------------------------------------------------------------------------
William R. Cook                           7,810          *           52,810
-------------------------------------------------------------------------------
Edwin J. Delattre                      5,194/(2)/        *           30,916
-------------------------------------------------------------------------------
Robert P. Hauptfuhrer                    10,000          *           86,500
-------------------------------------------------------------------------------
Ronald J. Naples                     748,895/(2)(3)/    7.6        1,978,844
-------------------------------------------------------------------------------
Robert H. Rock                            5,356          *           34,588
-------------------------------------------------------------------------------
Joseph W. Bauer                      64,822/(2)(3)/      *           74,371
-------------------------------------------------------------------------------
Michael F. Barry                       57,997/(3)/       *           92,836
-------------------------------------------------------------------------------
Ian F. Clark                           43,402/(3)/       *           43,402
-------------------------------------------------------------------------------
Daniel S. Ma                           6,182/(3)/        *           17,765
-------------------------------------------------------------------------------
All directors and officers as a
  group (21 persons)                 1,607,249/(3)/     15.8     7,221,960/(4)/

*  Less than 1%.

(1) Based upon 9,352,004 shares outstanding, adjusted to reflect options currently exercisable or exercisable within 60 days of the record date by the named person or the group, as applicable.

(2) Includes 5,194 shares in the case of Dr. Delattre; 2,186 shares in the case of Mr. Naples; and 2,791 shares in the case of Mr. Bauer held jointly with their spouses.

(3) Includes the following respective numbers of shares subject to options that are currently exercisable or exercisable within 60 days of the record date:
    500,700 shares in the case of Mr. Naples; 55,150 shares in the case of Mr. Bauer; 51,250 shares in the case of Mr. Barry; 39,750 shares in the case of Mr. Clark; 4,800 shares in the case of Mr. Ma; and 822,575 shares in the case of all directors and officers as a group.

(4) Represents 26.7% of all votes entitled to be cast at the meeting, based on information available on March 14, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on (i) our review of reports submitted to us during and with respect to the year ended December 31, 2002, filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and (ii) written representations of Quaker's directors and officers, Quaker believes that, with two exceptions, all reports required to be filed under Section 16(a) of the 1934 Act with respect to transactions in Quaker's common stock through December 31, 2002 were filed on a timely basis. Ian F. Clark filed one late report on Form 4 and James Geier filed a late report on Form 5, each relating to one transaction.

--------------------------------------------------------------------------------

General

--------------------------------------------------------------------------------

Availability of Form 10-K and Annual Report to Shareholders

     Rules of the Securities and Exchange Commission require us to provide our annual report to shareholders for fiscal 2002 to each shareholder who receives this proxy statement. We provide a Summary Annual Report, as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2002. We will also provide copies of the same material to brokers, dealers, banks, voting trustees, and their nominees for the benefit of their beneficial owners of record. Additional copies of the Summary Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (not including documents incorporated by reference), are available without charge to shareholders upon written request to Quaker Chemical Corporation, One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania 19428, Attention: Irene M. Kisleiko, Assistant Secretary.

Shareholder Proposals

     To be considered for inclusion in next year's proxy statement, a shareholder proposal must be in writing and received by us no later than December 9, 2003. If a shareholder proposal to be considered at next year's meeting, but not included in the proxy statement, is not received by us on or before February 23, 2004, the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All proposals should be submitted in writing to Quaker Chemical Corporation, One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania 19428, Attention: General Counsel.

     A form proxy is enclosed for your use. Please complete, date, sign, and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

                                          By Order of the Board of Directors
                                          /s/ D. Jeffry Benoliel
                                          D. Jeffry Benoliel
                                          Vice President, Secretary
                                          and General Counsel

Conshohocken, Pennsylvania
March 31, 2003

                                                                     APPENDIX A

                 SHAREHOLDER VOTING ADMINISTRATIVE PROCEDURES

Voting Rights

     At the Annual Meeting of Shareholders held May 6, 1987, shareholders approved an amendment to the Articles of Incorporation, pursuant to which the holders of the Company's $1.00 par value Common Stock on May 7, 1987 (the "Effective Date") became entitled to 10 votes per share of Common Stock with respect to such shares, and any shares of Common Stock acquired after the Effective Date, subject to certain exceptions, shall only be entitled to one vote per share until such shares have been owned beneficially for a period of at least 36 consecutive calendar months, dating from the first day of the first full calendar month on or after the date the holder acquires beneficial ownership of such shares (the "Holding Period"). Each change in beneficial ownership with respect to a particular share will begin a new "1 vote" Holding Period for such share. A change in beneficial ownership will occur whenever any change occurs in the person or group of persons having or sharing the voting and/or investment power with respect to such shares within the meaning of Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934. Under the amendment, a share of Common Stock held of record on a record date shall be presumed to be owned beneficially by the record holder and for the period shown by the shareholder records of the Company. A share of Common Stock held of record in "street" or "nominee" name by a broker, clearing agency, voting trustee, bank, trust company, or other nominee shall be presumed to have been held for a period of less than the required 36-month Holding Period. The foregoing presumptions are rebuttable upon presentation to the Company of satisfactory evidence to the contrary. Such evidence can include trade confirmations and account statements indicating ownership through the required Holding Period. Nevertheless, the Company, at its sole discretion, will determine the adequacy of the evidence presented. The amendment also provides that no change in beneficial ownership will be deemed to have occurred solely as a result of any of the following:

(1) a transfer by any gift, devise, bequest, or otherwise through the laws of inheritance or descent;

(2) a transfer by a trustee to a trust beneficiary under the terms of the trust;

(3) the appointment of a successor trustee, guardian, or custodian with respect to a share; or

(4) a transfer of record or a transfer of a beneficial interest in a share where the circumstances surrounding such transfer clearly demonstrate that no material change in beneficial ownership has occurred.

Maintaining Records

     The Company's registrar and transfer agent, American Stock Transfer & Trust Company, maintains the Company's register of shareholders. A single register is maintained, but individual holdings are coded to indicate automatically the number of votes that each shareholder is entitled to cast. Internal mechanisms automatically convert the voting rights by a 10-to-1 ratio for those shareholders who have held their shares for the required Holding Period. Additionally, the register can be adjusted manually, in order to respond to shareholders whose shares were held in "street" or "nominee" name if shares acquired were held by the same party for the required Holding Period.

Proxy Administration

     As indicated above, record ownership proxy administration is relatively simple. The transfer agent will mail proxy cards to all shareholders, and each proxy card will reflect the number of votes that the shareholder is entitled to cast, not the number of shares held. If shareholders have deposited shares with brokers, clearing agencies, voting trusts, banks, and other nominees, such shareholders will normally be entitled to one vote per share. If they can provide evidence that they have held their shares for the Holding Period, they can increase the number of votes that may be cast to 10 votes per share by proper notification to the Company. Equally, if a shareholder believes that he or she is entitled to 10 votes per share by virtue of falling within one of the exceptions set forth above, that can be accomplished through proper notification to the Company. Acceptable substantiation will in most cases be a letter from the shareholder explaining the circumstances and stating why he or she feels that the common shares held by such shareholder are entitled to 10 votes per share, either because the shares have been held for the required Holding Period or because the shareholder falls within one of the exceptions set forth above. The Company reserves the right to change what it deems to be acceptable substantiation at any time if it appears from experience that the present definition is inadequate or is being abused, and further reserves the right at any time to require that a particular shareholder provide additional evidence that one of the exceptions is applicable.

     Where evidence is presented that is satisfactory, the shareholder records will be manually adjusted as appropriate. The shareholder submitting the evidence will be advised as to any action taken or not taken, which will be posted by ordinary mail to the shareholder's registered address.

     Special proxy cards are not used, and no special or unusual procedures are required in order properly to execute and deliver the proxy card for tabulation by the transfer agent.

Summary

     The procedures set forth above have been reviewed with representatives of various brokers and banks, as well as counsel to the Company. Those representatives have made helpful and valuable suggestions, which have been incorporated in the procedures.

     The Company is confident that these procedures are efficient in addressing the complications of multi-vote casting and tabulating, but the Company is prepared to revise them if experience dictates the need for revision.

     If a Shareholder has questions concerning the Shareholder Voting Procedures or would like to present evidence of ownership through the required 36-month Holding Period, please contact Irene Kisleiko, the Company's Assistant Secretary, at (610) 832-4119.

                                                                     APPENDIX B

                          QUAKER CHEMICAL CORPORATION

                        CHARTER OF THE AUDIT COMMITTEE
                                    OF THE
                              BOARD OF DIRECTORS

Purpose

     The primary purpose of the Audit Committee is to assist the Board of Directors ("Board") of Quaker Chemical Corporation ("Corporation") in fulfilling its responsibility to oversee Management's conduct of the Corporation's financial reporting process and to provide a channel of communication between the Board and the Corporation's outside auditor.

Composition and Operations

     The Audit Committee shall be comprised of not less than three members of the Board, who shall meet the independence and experience requirements of the New York Stock Exchange. Accordingly, all of the members of the Audit Committee will be directors who have no relationship to the Corporation that may interfere with the exercise of their independence from Management and the Corporation and who are financially literate or become financially literate within a reasonable period of time after their appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their respective successors shall have been duly elected and qualified. Unless a Chair is designated by the Board, the members of the Audit Committee may elect a Chair by majority vote.

     The Audit Committee shall meet at least three times annually or more frequently as circumstances dictate. The Audit Committee may invite Management, the outside auditor, and others to attend meetings.

     The Audit Committee shall review and assess the adequacy of this Charter on an annual basis and recommend proposed changes to the Board for approval.

Responsibilities and Duties

     The Audit Committee's job is one of oversight, and it recognizes that the Corporation's Management is responsible for preparing the Corporation's financial statements and that the outside auditor is responsible for auditing those financial statements. The Audit Committee recognizes that the Corporation's financial management (including the internal auditing staff) and the outside auditor have more time, knowledge, and detailed information on the Corporation than do the Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Corporation's financial statements or any professional certification as to the outside auditor's work.

     The Audit Committee further recognizes that the outside auditor is accountable to the Board and to the Audit Committee.

     The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight responsibilities. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances and that the Audit Committee may be directed from time to time by the Board to undertake additional functions:

    . The Audit Committee shall review and discuss with Management and the outside auditor the audited financial statements to be included in the Corporation's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended.

    . As a whole, or through the Audit Committee Chair, the Audit Committee shall review and discuss with Management and the outside auditor the Corporation's interim financial results to be included in the Corporation's quarterly reports to be filed with the Securities and Exchange Commission; this review will occur prior to the Corporation's filing of the Form 10-Q.

    .  The Audit Committee shall:

       . request from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Corporation consistent with Independence Standards Board Standard No. 1;

       . discuss with the outside auditor any such disclosed relationships and their impact on the outside auditor's independence; and

       . recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    . The Audit Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate, and, where appropriate, replace the outside auditor.

    . The Audit Committee shall report to the Board on the results of the Audit Committee's activities. The Audit Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission.

                                                                     APPENDIX C

                          QUAKER CHEMICAL CORPORATION

                      2003 DIRECTOR STOCK OWNERSHIP PLAN

1.  Purpose of The Plan.

     The purpose of the Quaker Chemical Corporation 2003 Director Stock Ownership Plan is to encourage Directors of Quaker Chemical Corporation, a Pennsylvania corporation (the "Company"), to increase their individual investment in the Company and thereby align their interests more closely with the interests of other shareholders of the Company.

2.  Definitions.

     Unless the context clearly indicates otherwise, the following terms when used in the Plan shall have the following meanings:

     (a) "Annual Retainer" means the annual fee paid to Eligible Directors for service as a member of the Board. Annual Retainer shall not include fees paid for services as a committee chair or for attending meetings of the Board or committees of the Board.

     (b) "Beneficial Owner" shall have the meaning set forth in Rule
16a-1(a)(2) of the General Rules and Regulations under the Securities Exchange Act of 1934 or any successor Rule, provided, however, that an Eligible Director shall not be deemed to be the Beneficial Owner of any common stock he or she has the right to acquire through the exercise or conversion of "derivative securities" (as defined in Rule 16a-1(c) of the General Rules and Regulations under the Securities Exchange Act of 1934) whether or not presently exercisable.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Committee" means the committee appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Committee shall be the Compensation/Management Development Committee of the Board.

     (e) "Common Stock" means the Common Stock, $1.00 par value, of the Company.

     (f) "Discretionary Election" means an election made by an Eligible Director pursuant to Section 7.

     (g) "Eligible Director" means a member of the Board who is not an employee of the Company or a subsidiary of the Company.

     (h) "Fair Market Value" of a share of Common Stock means, with respect to a share to be issued in payment of an Annual Retainer, an amount equal to the average of the closing prices per share of Common Stock as reported by the composite tape of the New York Stock Exchange for the two trading days immediately preceding the Retainer Payment Date for such Annual Retainer.

     (i) "Measuring Date" means May 1 of each calendar year commencing May 1, 2003.

     (j) "Plan" means the Quaker Chemical Corporation 2003 Director Stock Ownership Plan.

     (k) "Retainer Payment Date" means June 1 of each calendar year, commencing June 1, 2003, or if June 1 of any year is not a day on which the New York Stock Exchange is open for trading, the Retainer Payment Date for such year shall be the first day thereafter on which the New York Stock Exchange is open for trading.

     (l) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 or any successor Rule.

3.  Plan Administration.

     The Plan shall be administered by the Committee. The Committee shall have full power, discretion and authority to interpret and administer the Plan consistent with the express provisions of the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

4.  Effective Date and Duration.

     The Plan shall not become effective unless it is approved by the Company's shareholders at the Company's 2003 annual meeting of its shareholders or at an adjournment of such meeting (the "Meeting"). For purposes of the Plan, approval of the Plan requires that the number of votes cast "FOR" approval exceed the number of votes cast "AGAINST" approval. If the Plan is approved at the Meeting, it shall become effective on the date it is so approved and shall remain in effect for a term of ten years or until it is earlier terminated by the Board.

5.  Common Stock Subject to The Plan.

     The maximum number of shares of Common Stock which may be issued under the Plan shall be 75,000, subject to adjustment in accordance with Section 9. The shares of Common Stock issued under the Plan may be either authorized and unissued shares of Common Stock and/or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose.

6.  Payment of Annual Retainer.

     (a) The Company will pay the Annual Retainer on the Retainer Payment Date.

     (b) Subject to adjustment in accordance with Section 6(g), if on the Measuring Date immediately preceding the 2003 Retainer Payment Date an Eligible Director is the Beneficial Owner of less than 5,000 shares of Common Stock, 75% of the Annual Retainer payable to the Eligible Director shall be paid in shares of Common Stock and 25% of the Annual Retainer shall be paid in cash.

     (c) Subject to adjustment in accordance with Section 6(g), if on the Measuring Date immediately preceding the 2003 Retainer Payment Date an Eligible Director is the Beneficial Owner of 5,000 or more shares of Common Stock, 35% of the Annual Retainer payable to the Eligible Director shall be paid in shares of Common Stock and 65% of the Annual Retainer shall be paid in cash. Notwithstanding the preceding sentence, if an Eligible Director made a Discretionary Election with respect to 2003, the Annual Retainer payable to the Eligible Director for 2003 shall be paid in accordance with the terms of the Discretionary Election.

     (d) Subject to adjustment in accordance with Section 6(g), if on the Measuring Date immediately preceding the Retainer Payment Date for 2004 or any subsequent year an Eligible Director is the Beneficial Owner of less than 7,500 shares of Common Stock, 75% of the Annual Retainer payable to the Eligible Director for such year shall be paid in shares of Common Stock and 25% of the Annual Retainer for such year shall be paid in cash.

     (e) Subject to adjustment in accordance with Section 6(g), if on the Measuring Date immediately preceding the Retainer Payment Date for 2004 or any subsequent year an Eligible Director is the Beneficial Owner of 7,500 or more shares of Common Stock, 35% of the Annual Retainer payable to the Eligible Director for such year shall be paid in shares of Common Stock and 65% of the Annual Retainer for such year shall be paid in cash. Notwithstanding the preceding sentence, if an Eligible Director made a Discretionary Election for 2004 or any subsequent year, the Annual Retainer payable to the Eligible Director for such year shall be paid in accordance with the terms of the Discretionary Election.

     (f) Shares of Common Stock issued in payment of the Annual Retainer shall be valued at Fair Market Value.

     (g) No fractional shares of Common Stock shall be issued pursuant to the Plan. The number of shares of Common Stock otherwise issuable to an Eligible Director on any Retainer Payment Date, if not a whole number, shall be rounded down to the nearest whole share, and any fractional share otherwise issuable shall be paid in cash.

     (h) The Plan is not intended, and shall not be deemed, to limit the authority of the Board or any committee of the Board that is so authorized by the Board to increase or decrease the amount of the Annual Retainer from time to time.

7.  Discretionary Election.

     If on the Measuring Date immediately preceding the 2003 Retainer Payment Date an Eligible Director is the Beneficial Owner of 5,000 or more shares of Common Stock, or if on the Measuring Date immediately preceding a Retainer Payment Date in 2004 or a subsequent year an Eligible Director is the Beneficial Owner of 7,500 or more shares of Common Stock, the Eligible Director may, in the Eligible Director's discretion, within the 10-day period following the Measuring Date for the applicable year (the "Option Period"), irrevocably elect to receive Common Stock in payment of a percentage of the Annual Retainer for the applicable year which exceeds (but is not less than) 35%. A Discretionary Election, which shall be made on a form provided to the Eligible Director by the Company for that purpose and be received by the Committee prior to the expiration of the Option Period, shall state the percentage of the Annual Retainer to be paid in Common Stock, (which may be as much as 100%), and shall be dated and signed by the Eligible Director submitting the same. Any Discretionary Election that is made in accordance with this Section 7 shall be binding only with respect to the Annual Retainer payable in the year in which the Discretionary Election is made, and such Discretionary Election shall not be applicable to the Annual Retainer payable in any subsequent year.

8.  Suspension, Termination and Amendment of the Plan.

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board. The Board may from time to time make such amendments to the Plan as it may deem advisable, provided, however, that (i) no such amendment shall be effected between a Measuring Date and the next succeeding Retainer Payment Date, and (ii) without the approval of the Company's shareholders, the Plan may not be amended to (A) increase the total number of shares of Common Stock which may be issued under the Plan (other than by adjustment of one or more of the respective numbers of shares referred to in
Section 5, Subsections 6(b), 6(c), 6(d) and 6(e) and Section 7 in accordance with Section 9), (B) change the types of awards available under the Plan, (C) expand the class of persons eligible to acquire shares pursuant to the Plan,
(D) extend the term of the Plan, (E) materially change the method of determining the price as to which shares are issued pursuant to the Plan, or
(F) otherwise amend the Plan in a manner that requires approval of the Company's shareholders under the applicable requirements of any national stock exchange on which the Company's Common Stock is then listed.

9.  Adjustment Provisions.

     In the event of any recapitalization, reorganization, merger, consolidation, spin-off, combination, share exchange, stock split or reverse split, liquidation, dissolution, or other similar corporate transaction or event which affects the Common Stock such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of Eligible Directors' rights under the Plan, the Committee may make an adjustment in the number of shares of Common Stock subject to the Plan, and the respective numbers of shares of Common Stock referred to in Subsections 6(b), 6(c), 6(d) and 6(e) and Section 7.

10.  Transfer Restriction.

     The shares of Common Stock acquired by an Eligible Director pursuant to the Plan shall not be sold or otherwise disposed of during the six-month period commencing with the Retainer Payment Date applicable to the shares.

11.  General Provisions.

     (a) Notwithstanding any other provision of the Plan, the Company shall not be required to issue or deliver any certificate for shares of Common Stock prior to the fulfillment of all of the following conditions:

        (i) Any required listing or approval upon notice of issuance of such shares of Common Stock on any securities exchange on which the Common Stock may then be traded.

        (ii) Any registration or qualification of the shares of Common Stock subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, if such registration shall be necessary.

        (iii) Any registration or qualification of the shares of Common Stock under any state or Federal law or regulation or other qualification which the Board deems necessary.

        (iv) Any other required consent or approval or permit from any state or Federal government agency.

     The Company shall use its best efforts to effect promptly such registrations, listings, qualifications or other approvals and to comply promptly with such laws, regulations and rulings.

     (b) Nothing contained in the Plan will confer upon any Director any right to continue to serve as a member of the Board. The Plan shall not interfere with or limit in any way the right of the Company to remove an Eligible Director from the Board.

     (c) The adoption of the Plan by the Board and approval of the Plan by the Company's shareholders shall not be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for members of the Board as it may deem desirable.

     (d) To the extent not preempted by Federal law, the Plan shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

     (e) In the event any provision of the Plan or any action taken pursuant to the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included, and the illegal or invalid action shall be deemed null and void.

     (f) The issuance of shares of Common Stock under the Plan shall be subject to applicable taxes or other laws or regulations of the United States of America or any state having jurisdiction. To the extent required by applicable law or regulation, an Eligible Director must arrange with the Company for the payment of any Federal, state or local income or other tax applicable to the receipt of Common Stock under the Plan before the Company shall be required to deliver to the Eligible Director a certificate for Common Stock.

     (g) Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

                           QUAKER CHEMICAL CORPORATION
           One Quaker Park, 901 Hector Street, Conshohocken, PA 19428

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter A. Benoliel and Ronald J. Naples, and each of them, proxies of the undersigned, to attend the Annual Meeting of Shareholders of Quaker Chemical Corporation, a Pennsylvania corporation (the "Company"), to be held at the Company's headquarters located at One Quaker Park, 901 Hector Street, Conshohocken, Pennsylvania, on May 14, 2003, at 10:00 A.M., or any adjournment thereof, and with all powers the undersigned would possess if present, to vote:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           QUAKER CHEMICAL CORPORATION

                                  May 14, 2003



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



                Please detach and mail in the envelope provided.



--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                            "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

                                                                                                        FOR   AGAINST  ABSTAIN
 1.   ELECTION OF DIRECTORS                                  2. PROPOSAL TO APPROVE THE 2003 DIRECTOR   [_]     [_]      [_]
                                                                STOCK OWNERSHIP PLAN.
                               Nominees
 [_]  FOR ALL NOMINEES         O Donald R. Caldwell
                               O Robert E. Chappell          3. PROPOSAL TO RATIFY THE APPOINTMENT OF   [_]     [_]      [_]
 [_]  WITHHOLD AUTHORITY       O William R. Cook                PRICEWATERHOUSECOOPERS LLP AS THE
      FOR ALL NOMINEES         O Robert P. Hauptfuhrer          COMPANY'S INDEPENDENT ACCOUNTANTS
                                                                FOR 2003.
 [_]  FOR ALL EXCEPT
      (See instructions below)
                                                             4. IN THEIR DISCRETION UPON SUCH OTHER
                                                                MATTERS AS MAY COME BEFORE THE MEETING
                                                                OR ANY ADJOURNMENT THEREOF FOR WHICH
                                                                NOTICE HAS NOT BEEN RECEIVED BY COMPANY
                                                                ON OR BEFORE FEBRUARY 16, 2003.


 INSTRUCTION: To withhold authority to vote for any          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
 -----------  individual nominee(s), mark "FOR ALL EXCEPT"   VOTED IN THE MANNER DIRECTED HEREIN BY THE
              and fill in the circle next to each nominee    UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS
              you wish to withhold, as shown here:           MADE, THIS PROXY WILL BE  VOTED FOR
 ------------------------------------------------------------PROPOSALS 1, 2, AND 3.

                                                             The undersigned hereby also acknowledges
                                                             receipt of the Notice of Annual Meeting of
                                                             Shareholders, the Proxy Statement with
                                                             respect to said Meeting, the Company's
                                                             Summary Annual Report, and the Company's
                                                             Annual Report on Form 10-K for the year
                                                             ended December 31, 2002.

 ------------------------------------------------------------

 To change the address on your account, please
 check the box at right and indicate your new
 address in the address space above. Please note        [_]
 that changes to the registered name(s) on the
 account may not be submitted via this method.
 ------------------------------------------------------------

 Signature of Shareholder _________________   Date: ______ Signature of Shareholder ________________________ Date: ______

      Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                     [LOGO]Quaker

                                                                 March 31, 2003


Dear Quaker Shareholder:

Your enclosed proxy card shows the number of votes you are entitled to cast not the number of shares that you own.

This reflects the action taken at the Annual Meeting of Shareholders on May 6, 1987 when shareholders approved an amendment to the Articles of Incorporation by which holders of Common Stock became entitled to 10 votes per share of Common Stock for shares which were held on that date. The amended Articles also provide that with respect to shares acquired after May 6, 1987, all shares are entitled to one vote per share until such shares are held for 36 consecutive months. After 36 months, each share is entitled to 10 votes.

There are some exceptions to the above and those exceptions are listed in Appendix A "Shareholder Voting Administrative Procedures" to the enclosed Proxy Statement.

Because we have no means of tracking ownership of shares held in "street" or "nominee" name, such shares are presumed to have been held for a period of less than 36 consecutive months.

Please review the number of votes that are listed on the proxy card. For all shares purchased by you before March 1, 2000 (36 months before the record date), you are entitled to 10 votes per share. For all shares purchased by you after March 1, 2000, you are entitled to one vote per share.

If you feel that the votes listed do not accurately reflect the number of votes you are entitled to cast, Appendix A to the enclosed Proxy Statement outlines procedures by which you may seek change. If you have any questions, please call Irene M. Kisleiko, Assistant Corporate Secretary, at 610-832-4119.

To allow sufficient time to research your questions or act on your requests, please call Ms. Kisleiko at Quaker Chemical as soon as possible.

Thank you.




                           Quaker Chemical Corporation
       One Quaker Park, 901 Hector Street, Conshohocken, PA 19428-0809 USA
                               www.quakerchem.com
                          T 610.832.4000 F 610.832.8682